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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2012

                          UNIVERSAL POWER GROUP, INC.
             (Exact name of Registrant as specified in its charter)


             Texas                      001-33207               75-1288690
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(State or other jurisdiction of      (Commission File         (IRS Employer
        incorporation)                   Number)            Identification No.)



        1720 Hayden Road, Carrollton, Texas                        75006
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      (Address Of Principal Executive Office)                   (Zip Code)


       Registrant's telephone number, including area code (469) 892-1122
                                                          ---------------


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         (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 27, 2012, Universal Power Group, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the fourth quarter and year ended December 31, 2011.

ITEM 8.01:  OTHER EVENTS.

      UNIVERSAL POWER GROUP, INC.,(PLAINTIFF AND COUNTERDEFENDANT) V. RANDY T. HARDIN, STEVEN W. CROW AND BRIGHT WAY GROUP, LLC (DEFENDANTS, COUNTER PLAINTIFFS AND THIRD PARTY PLAINTIFFS) V. WILLIAM TAN, IAN EDMONDS AND MIMI TAN EDMONDS (THIRD PARTY DEFENDANTS), Cause No. 11-09787-E (In the District Court of Dallas County, Texas, 101st Judicial District). The Company initiated the above referenced case on August 8, 2011 by filing its Original Petition and Application for Temporary Injunction and for Permanent Injunctive Relief against Randy Hardin, a former President of the Company, Bright Way Group, Hardin's new business venture, and Steven Crow, the Company's former Vice President of Product Development and Retail Chain Sales. On March 19, 2012, the parties entered into a settlement agreement whereby Defendants agreed to pay the Company a sum of money and also agreed to the entry of a temporary injunction restricting Defendants from contacting certain of the Company's customers and suppliers until January 1, 2013. The parties have agreed to dismiss all claims and counterclaims in the lawsuit.

ITEM 9.01:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (d) Exhibits:

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
99.1         Press release dated March 27, 2012.


      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 2.02, including
Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   * * * * *

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Universal Power Group, Inc.


Date: March 27, 2012                       By: /s/ Ian Edmonds
                                               ---------------------------------
                                               Name:  Ian Edmonds
                                               Title: President and CEO